FOR IMMEDIATE RELEASE CONTACTS: Investors Laura Rossi InvestorRelations@amerantbank.com (305) 460-8728 Media Silvia M. Larrieu MediaRelations@amerantbank.com (305) 441-8414 Amerant Completes Clean-Up Merger that Simplifies its Capital Structure CORAL GABLES, FL (Nov. 19, 2021) – Amerant Bancorp Inc. (NASDAQ: AMTB) (the “Company” or “Amerant”) announced today that on November 18, 2021 it completed a clean-up merger resulting in the simplification of its capital structure by automatically converting shares of the Company’s Class B common stock into the Company’s shares of Class A common stock. November 17, 2021 was the last day of trading of the Company’s shares of Class B common stock on the NASDAQ and now only the Company’s shares of Class A common stock trade on the NASDAQ under the symbol “AMTB”. Shareholders that hold fractional shares after the clean-up merger will receive an amount of cash, in lieu of any fractional shares, equal to the total fractional amount multiplied by $30.10, the closing price of a share of Class A Common Stock on the Nasdaq on November 17, 2021, which was the trading day immediately preceding the effective time of the clean-up merger. In addition, shareholders that, after the clean-up merger own, of record or as a beneficial owner, fewer than 100 shares of Class A Common Stock, will also receive a cash payment in lieu of such Class A Common Stock at a price per share of common stock of $30.10.

Prior to the completion of the clean-up merger the Company’s issued and outstanding shares of Class A common stock and Class B common stock totaled 37,526,799. Upon completion of the clean-up merger, and prior to effectuating the payment of fractional shares and holdings of fewer than 100 shares of Class A Common Stock, the issued and outstanding shares of Class A common stock (including non-voting Class A common stock) of the Company total approximately 37,103,243. Cautionary Notice Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward- looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future. Forward-looking statements, including statements as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2020, in our quarterly report on Form 10-Q for the quarter ended June 30, 2021 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov. ###

About Amerant Bancorp Inc. (NASDAQ: AMTB) Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the second largest community bank headquartered in Florida. The Bank operates 24 banking centers – 17 in South Florida and 7 in Houston, Texas. For more information, visit investor.amerantbank.com.